UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22570

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

(Exact name of registrant as specified in charter)

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Address of principal executive offices) (Zip code)

BRIAN F. HURLEY, PRESIDENT

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Name and address of agent for service)

Registrant’s telephone number, including area code: (855) 777-8001

Date of fiscal year end: December 31, 2016

Date of reporting period: December 31, 2016

Item 1. Reports to Stockholders.

Brookfield Investment Management
2016
ANNUAL REPORT
December 31, 2016
Brookfield Global Listed Infrastructure Income Fund Inc.

IN PROFILE
Brookfield Investment Management (the “Firm”) is an SEC-registered investment adviser and represents the Public Securities platform of Brookfield Asset Management. The Firm provides global listed real assets strategies including real estate equities, infrastructure equities, real asset debt and diversified real assets. With more than $13 billion of assets under management as of December 31, 2016, the Firm manages separate accounts, registered funds and opportunistic strategies for institutional and individual clients, including financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net worth investors. The Firm is a wholly owned subsidiary of Brookfield Asset Management, a leading global alternative asset manager with approximately $250 billion of assets under management as of December 31, 2016. For more information, go to www.brookfield.com.
Brookfield Global Listed Infrastructure Income Fund Inc. is managed by Brookfield Investment Management. The Fund uses its website as a channel of distribution of material company information. Financial and other material information regarding the Fund is routinely posted on and accessible at www.brookfield.com.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

Letter to Stockholders

Dear Stockholders,
We are pleased to provide the Annual Report for Brookfield Global Listed Infrastructure Income Fund Inc. (the "Fund") for the year ended December 31, 2016.
As markets opened in 2016, our primary concerns centered on precipitously declining oil prices, deflationary pressures across developed economies and the prospect that a slowing Chinese economy could exert pressure on global economic growth. As the year wore on, oil staged a meaningful rebound, inflation expectations increased and concerns about China’s growth trajectory abated.
The year was marked by a series of unexpected populist movements—most notably, the surprising June 23 U.K. referendum in which voters elected to leave the European Union, as well as the equally unexpected outcome of the U.S. election. Donald J. Trump’s campaign promised to fuel U.S. economic growth through a combination of tax reforms, decreased regulations and increased infrastructure spending.
The Trump victory resulted in a boost for broader equity markets, but interest-rate-sensitive sectors were negatively impacted by the accompanying increase in interest rates. On a year-over-year basis, the 18 basis-point increase in 10-Year U.S. Treasury yields (to 2.45%) might appear relatively muted. However, during the fourth quarter, yields spiked 85 basis points; on a percentage-change basis, it was the largest quarterly increase in history and the largest absolute increase in yields since the first quarter of 1994. During the quarter, the U.S. Federal Reserve decided to raise the target for the federal funds rate a quarter of a point to a range of 0.5% to 0.75%; it was only the second increase since 2006.
Within energy markets, West Texas Intermediate Crude oil prices gained nearly 45% in 2016, ending the year at $53.75 per barrel. Prices benefitted from the Organization of the Petroleum Exporting Countries (OPEC) agreement to cut oil production and reduce global surplus in an effort to buoy prices. The outlook within energy infrastructure continues to improve as a strengthening commodity price environment should translate into healthier exploration and production customers.
Overall 2016 was a positive year for global listed infrastructure securities. Looking forward, some of the more bond-like sectors within listed infrastructure could endure some near-term headwinds, should interest rates move rapidly higher, as they did in the fourth quarter. But sectors tied more to economic activity stand to benefit if the global economy continues to improve.
Our return expectations for the asset class continue to be positive over the long term. In all likelihood, we expect the impact of interest rates moving incrementally higher to be mitigated by a pickup in economic activity, as well as infrastructure’s positive sensitivity to changes in inflation.
In addition to performance information, this report provides the Fund’s audited financial statements as of December 31, 2016.
We welcome your questions and comments, and encourage you to contact our Investor Relations team at (855) 777-8001 or visit us at www.brookfieldim.com for more information. Thank you for your support.
Sincerely,
Brian F. Hurley
President
Brookfield Global Listed Infrastructure Income Fund Inc.
Craig Noble, CFA
CEO, Chief Investment Officer and Portfolio Manager
Brookfield Investment Management Inc.

2016 Annual Report1

Brookfield Global Listed Infrastructure Income Fund Inc.

OBJECTIVE AND STRATEGY
The Fund’s investment objective is to provide a high level of total return, with an emphasis on income. The Fund seeks to achieve its investment objective by investing primarily in securities of publicly traded infrastructure companies.
Investment Risks: All investment strategies and the investments made pursuant to such strategies involve the risk of loss, including the potential loss of the entire investment. The investment performance and the success of any investment strategy or particular investment can never be predicted or guaranteed, and the value of an investment will fluctuate due to market conditions and other factors. The Fund is a non-diversified, closed-end management investment company. Shares of closed-end management investment companies frequently trade at a discount to their net asset value, and the Fund’s common shares may likewise trade at a discount to their net asset value.
Investing in the Fund will be subject to risks incidental to the ownership and operation of infrastructure assets. Such risks include risks associated with general economic climates; fluctuations in interest rates and currency; availability and attractiveness of secured and unsecured financing; compliance with relevant government regulations; environmental liabilities; various uninsured or uninsurable unforeseen events; infrastructure development and construction and the ability of the relevant operating company to manage the relevant infrastructure business. These risks, either individually or in combination, may cause, among other things, a reduction in income, an increase in operating costs and an increase in costs associated with investments in infrastructure assets, which may materially affect the financial position and returns of specific investments generally. For additional information about the risks associated with investing in the Fund, investors should review the Fund’s Prospectus and Statement of Additional Information.
Management Discussion of Fund Performance
For the year ended December 31, 2016, Brookfield Global Listed Infrastructure Income Fund Inc. (NYSE: INF) had a total return based on net asset value of 8.35% and a total return based on market price of 22.45%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $12.83 on December 31, 2016, the Fund’s shares had a distribution rate of 10.92%. The distribution rate is calculated as the annualized amount of the reporting period’s most recently declared monthly distribution paid divided by the stated stock price.
Nine of twelve sectors contributed positively to performance during the year.1 The Fund’s allocations to the Midstream, Gas Utilities and Communications sectors were the largest contributors to performance. The Pipelines sector was the leading detractor from performance. The Diversified and Electric Utilities & Generation sectors also detracted.
The Fund’s allocation to the U.S. was the largest contributor to performance by region. Canada and Asia Pacific also contributed. Continental Europe was the largest detractor; and the U.K. marginally detracted as well during the period.
By security, Targa Resources Corp. (TRGP, Midstream, U.S.) was the strongest contributor for the year. The stock rallied significantly as oil prices rebounded. Flughafen Zuerich AG (FHZN.SW, Airports, Switzerland) also contributed as the company benefitted from strong growth in passenger traffic. Energy Transfer Partners, LP (ETP, Pipelines, U.S.) contributed as well. Conversely, the largest detractors included Kinder Morgan, Inc. (KMI, Pipelines, U.S.), Enbridge Energy Management, LLC (EEQ, Pipelines, U.S.) and Macquarie Infrastructure Corporation (MIC, Diversified, U.S.).
INFRASTRUCTURE MARKET OVERVIEW AND OUTLOOK
Infrastructure securities outperform in 2016
Global infrastructure securities outperformed the MSCI World Index in 2016, with the Dow Jones Brookfield Global
2Brookfield Investment Management Inc.

Brookfield Global Listed Infrastructure Income Fund Inc.

Infrastructure Composite Index gaining 11.7%.2 Regional returns were mixed, as the Americas rose 25.3%, while Europe and Asia Pacific declined 8.6% and 0.6%, respectively. Six of eight index sub-sectors generated positive returns, led by Oil & Gas Storage & Transportation (27.5%), Diversified (7.5%), Airports (4.2%), Electricity Transmission & Distribution (3.6%), Water (3.6%) and Communications (1.7%); while Toll Roads (−6.1%) and Ports (−4.3%) declined in the period. The Dow Jones Brookfield Infrastructure MLP Index rose 20.8% during the year as energy prices rebounded.
The macro environment for investors in global infrastructure securities proved to be more conducive in 2016 than the previous year. Despite a precipitous decline through the first six weeks of 2016, West Texas Intermediate Crude gained nearly 45% in 2016, ending the year at $53.75 per barrel. Anticipation throughout the year of deal among members of the Organization of the Petroleum Exporting Countries (OPEC) to cut production came to fruition in November. The cartel’s production cut, its first since 2008, helped stabilize the outlook for energy prices moving forward. Although the rapid increase in interest rates in the fourth quarter exerted pressure on many bond-like sectors within listed infrastructure, the majority of these sectors still produced positive returns for the full year.
OUTLOOK
The outlook within energy infrastructure continues to improve as a strengthening commodity price environment should translate to healthier exploration and production customers. This should reduce counterparty risk and improve the outlook for volume growth as rigs are added. Balance sheets generally remain healthy as much of the needed restructuring in terms of dividend policy has already taken place and the pace of capital expenditures growth has slowed.
Despite the pullback in U.S. utility stocks, overall valuations remain elevated. We continue to be selective and are adding exposure where we see value. We have begun to see attractive valuations emerge in European utilities and have added exposure opportunistically. We remain cautious around political risks and continue to monitor elections in the region; underlying macroeconomic trends, however, appear to remain stable.
Within transports, traffic growth among European toll roads remains healthy and is accelerating, which has translated to healthy organic cash flow growth.
We remain positive on the long-term growth prospects in the communications sector and the potential for the next phase of network growth to happen sooner than previously expected. However, near-term market sentiment may be affected by the renewed prospect of proposed mergers among carriers, the changing interest-rate environment and headline risk around network operators attempting to eliminate contract escalators.
In the near term, sectors within listed infrastructure could endure headwinds if interest rates experience rapid moves higher, like those we witnessed during the fourth quarter. Nevertheless, return expectations for the asset class continue to be positive over the long term. Continued increases in rates would likely be a result of higher growth and inflation expectations, which is good for infrastructure stocks over the longer term. Some volatility is likely to persist, but given our longer-term investment horizon, we view volatility as a very good buying opportunity.

1 Contribution reflects returns in local currencies.
2 The Dow Jones Brookfield Global Infrastructure Composite Index is calculated and maintained by S&P Dow Jones Indices and comprises infrastructure companies with at least 70% of its annual cash flows derived from owning and operating infrastructure assets, including Master Limited Partnerships (“MLPs”).
Forward-Looking Information
This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or
2016 Annual Report3

Brookfield Global Listed Infrastructure Income Fund Inc.

the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.
Disclosure
All returns shown in USD.
The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities.
Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2016 and subject to change based on subsequent developments.
4Brookfield Investment Management Inc.

Brookfield Global Listed Infrastructure Income Fund Inc.
Portfolio Characteristics (Unaudited)
December 31, 2016

PORTFOLIO STATISTICS
Annualized distribution rate[1]	10.92%
Percentage of leveraged assets	28.80%
Total number of holdings	48

ASSET ALLOCATION BY GEOGRAPHY	Percent of Net Assets
United States	76.8%
Canada	15.4%
Italy	10.1%
United Kingdom	7.9%
Spain	7.2%
Australia	5.6%
France	5.4%
Switzerland	4.4%
New Zealand	2.6%
Brazil	2.5%
Germany	1.5%
Mexico	0.7%
Liabilities in Excess of Other Assets	(40.1)%
Total	100.0%

ASSET ALLOCATION BY SECTOR
Pipelines	52.3%
Electric Utilities & Generation	16.1%
Midstream	12.2%
Telecommunications	10.8%
Toll Roads	10.7%
Water	7.9%
Electricity Transmission & Distribution	7.4%
Airports	7.0%
Gas Utilities	6.4%
Communications	6.0%
Other	3.3%
Liabilities in Excess of Other Assets	(40.1)%
Total	100.0%

TOP TEN HOLDINGS
TransCanada Corp.	8.9%
American Tower Corp.	7.9%
Enterprise Products Partners LP	6.7%
Energy Transfer Partners LP	6.3%
Kinder Morgan, Inc.	5.7%
Snam SpA	4.7%
Transurban Group	4.5%
Targa Resources Corp.	4.4%
Flughafen Zuerich AG	4.4%
Williams Partners LP	4.2%

1 The distribution rate referenced above is calculated as the annualized amount of the most recent monthly distribution declared divided by December 31, 2016 stock price. This calculation does not include any non-income items such as loan proceeds or borrowings. The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. Year-to-date through December 31, 2016, the Fund estimates approximately 100.0% of its distributions is a return of capital.
2016 Annual Report5

Brookfield Global Listed Infrastructure Income Fund Inc.
Schedule of Investments
December 31, 2016

	Shares	Value
COMMON STOCKS – 135.8%
AUSTRALIA – 4.5%
Toll Roads – 4.5%
Transurban Group [3]	1,174,600	$ 8,741,748
Total AUSTRALIA		8,741,748
BRAZIL – 2.5%
Electricity Transmission & Distribution – 2.5%
Alupar Investimento SA	926,198	4,861,622
Total BRAZIL		4,861,622
CANADA – 15.4%
Pipelines – 15.4%
Pembina Pipeline Corp. [3]	177,300	5,540,914
TransCanada Corp.	381,600	17,206,319
Veresen, Inc.	694,500	6,781,287
Total Pipelines		29,528,520
Total CANADA		29,528,520
FRANCE – 5.4%
Communications – 3.8%
Eutelsat Communications SA	376,900	7,288,386
Toll Roads – 1.6%
Groupe Eurotunnel SE	327,000	3,106,486
Total FRANCE		10,394,872
GERMANY – 1.5%
Electricity Transmission & Distribution – 1.5%
Innogy SE [1,2]	80,100	2,783,323
Total GERMANY		2,783,323
ITALY – 10.1%
Electric Utilities & Generation – 2.4%
ACEA SpA	160,360	1,946,036
Enel SpA	622,800	2,737,651
Total Electric Utilities & Generation		4,683,687
Pipelines – 5.6%
Italgas SpA [2,3]	439,980	1,731,242
Snam SpA [3]	2,199,900	9,047,890
Total Pipelines		10,779,132
Toll Roads – 2.1%
Atlantia SpA	171,200	4,005,469
Total ITALY		19,468,288
MEXICO – 0.7%
Pipelines – 0.7%
Infraestructura Energetica Nova SAB de CV	308,000	1,341,673
Total MEXICO		1,341,673

See Notes to Financial Statements.
6Brookfield Investment Management Inc.

Brookfield Global Listed Infrastructure Income Fund Inc.
Schedule of Investments (continued)
December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
NEW ZEALAND – 2.6%
Airports – 2.6%
Auckland International Airport Ltd.	1,140,800	$ 4,948,220
Total NEW ZEALAND		4,948,220
SPAIN – 7.2%
Communications – 2.2%
Cellnex Telecom SA [1]	294,400	4,225,871
Electric Utilities & Generation – 2.5%
Saeta Yield SA	551,100	4,710,835
Toll Roads – 2.5%
Ferrovial SA [3]	274,395	4,893,644
Total SPAIN		13,830,350
SWITZERLAND – 4.4%
Airports – 4.4%
Flughafen Zuerich AG [3]	45,700	8,468,533
Total SWITZERLAND		8,468,533
UNITED KINGDOM – 7.9%
Water – 7.9%
Pennon Group PLC [3]	582,700	5,930,593
Severn Trent PLC	192,800	5,269,023
United Utilities Group PLC [3]	360,750	3,998,684
Total Water		15,198,300
Total UNITED KINGDOM		15,198,300
UNITED STATES – 73.6%
Electric Utilities & Generation – 11.2%
Edison International [3]	111,400	8,019,686
NextEra Energy, Inc.	46,500	5,554,890
NRG Yield, Inc. - Class A	280,600	4,310,016
Pattern Energy Group, Inc. [3]	197,100	3,742,929
Total Electric Utilities & Generation		21,627,521
Electricity Transmission & Distribution – 3.4%
Avangrid, Inc. [3]	171,700	6,503,996
Gas Utilities – 6.4%
NiSource, Inc. [3]	340,300	7,534,242
Southwest Gas Corp.	61,000	4,673,820
Total Gas Utilities		12,208,062
Midstream – 12.2%
Cheniere Energy Partners LP	177,600	5,118,432
Enable Midstream Partners LP	61,500	967,395
Rice Midstream Partners LP	249,600	6,135,168
Sunoco Logistics Partners LP [3]	114,800	2,757,496
Targa Resources Corp. [3]	152,501	8,550,731
Total Midstream		23,529,222
Other – 0.1%
Teekay Offshore Partners LP [1,4,6]	45,753	213,452

See Notes to Financial Statements.
2016 Annual Report7

Brookfield Global Listed Infrastructure Income Fund Inc.
Schedule of Investments (continued)
December 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Pipelines – 29.5%
Enbridge Energy Management LLC [2,3]	2	$ 45
Enbridge Energy Partners LP	241,200	6,145,776
Energy Transfer Partners LP [3]	339,900	12,171,819
Enterprise Products Partners LP	474,400	12,827,776
Kinder Morgan, Inc. [3]	528,600	10,947,306
Sempra Energy [3]	63,900	6,430,896
Williams Partners LP [3]	213,700	8,127,011
Total Pipelines		56,650,629
Telecommunications – 10.8%
American Tower Corp. [3]	144,000	15,217,920
Crown Castle International Corp. [7]	64,200	5,570,634
Total Telecommunications		20,788,554
Total UNITED STATES		141,521,436
Total COMMON STOCKS (Cost $248,907,448)		261,086,885
CONVERTIBLE PREFERRED STOCK – 3.2%
UNITED STATES – 3.2%
Other – 3.2%
Teekay Offshore Partners LP, Series D, 10.5% [4,5,6]	245,575	6,139,375
Total UNITED STATES		6,139,375
Total CONVERTIBLE PREFERRED STOCK (Cost $5,895,838)		6,139,375

	Interest Rate	Maturity	Principal Amount (000s)	Value
CORPORATE BOND – 1.1%
AUSTRALIA – 1.1%
Pipelines – 1.1%
APT Pipelines, Ltd. [8]	6.31%	09/30/72	AUD2,919	$ 2,172,026
Total AUSTRALIA				2,172,026
Total CORPORATE BOND (Cost $3,054,478)				2,172,026

	Shares	Value
WARRANTS – 0.0%
UNITED STATES – 0.0%
Other – 0.0%
Teekay Offshore Partners LP, Series A [6] Expiration: June 2023 Exercise Price: $4.55	276,272	$ —

See Notes to Financial Statements.
8Brookfield Investment Management Inc.

Brookfield Global Listed Infrastructure Income Fund Inc.
Schedule of Investments (continued)
December 31, 2016

	Shares	Value
WARRANTS (continued)
Teekay Offshore Partners LP, Series B [6] Expiration: June 2023 Exercise Price: $6.05	138,136	$ —
Total Other		—
Total UNITED STATES (Cost – $0)		—
Total WARRANTS (Cost – $0)		—
Total Investments – 140.1% (Cost $257,857,764)		269,398,286
Liabilities in Excess of Other Assets – (40.1)%		(77,050,252)
TOTAL NET ASSETS – 100.0%		$192,348,034

AUD	— Australian Dollar

The following notes should be read in conjunction with the accompanying Schedule of Investments.
1	— Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2016, the total value of all such securities was $7,222,646 or 3.8% of net assets.
2	— Non-income producing security.
3	— All or a portion of this security is pledged as collateral for credit facility.
4	— Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Directors. As of December 31, 2016, the total value of all such securities was $6,352,827 or 3.3% of net assets.
5	— Payment in kind security.
6	— Private Placement.
7	— This security is pledged as collateral for the written option contracts.
8	— Variable rate security – Interest rate shown is the rate in effect as of December 31, 2016 .

See Notes to Financial Statements.
2016 Annual Report9

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Statement of Assets and Liabilities
December 31, 2016

Assets:
Investments in securities, at value (cost $257,857,764)	$269,398,286
Cash	471,052
Dividends receivable	976,763
Total assets	270,846,101
Liabilities:
Payable for credit facility (Note 6)	78,000,000
Payable for credit facility interest	13,488
Written option contracts, at value (premiums received $128,660)	102,720
Investment advisory fee payable	225,699
Administration fee payable	33,855
Directors' fee payable	11,488
Accrued expenses	110,817
Total liabilities	78,498,067
Commitments and contingencies (Note 9)
Net Assets	$192,348,034
Composition of Net Assets:
Capital stock, at par value ($0.001 par value, 1,000,000,000 shares authorized)	$ 13,799
Additional paid-in capital	211,523,944
Distributions in excess of net investment income	(1,479,950)
Accumulated net realized loss on investments, foreign currency and foreign currency transactions, and forward currency contracts	(29,253,165)
Net unrealized appreciation on investments, foreign currency translations, forward currency contracts, and written option contracts	11,543,406
Net assets applicable to capital stock outstanding	$192,348,034
Shares Outstanding and Net Asset Value Per Share:
Shares outstanding	13,799,240
Net asset value per share	$ 13.94

See Notes to Financial Statements.
10Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Statement of Operations
For the Year Ended December 31, 2016

Investment Income:
Dividends (net of foreign withholding tax of $722,096)	$ 7,518,673
Interest	108,642
Total investment income	7,627,315
Expenses:
Investment advisory fees (Note 4)	2,725,718
Administration fees (Note 4)	408,858
Reports to stockholders	99,530
Directors' fees	94,917
Legal fees	61,623
Custodian fees	60,594
Fund accounting fees	59,203
Audit and tax services	57,031
Registration fees	25,080
Insurance	19,435
Transfer agent fees	18,409
Miscellaneous	15,029
Total expenses before interest expense	3,645,427
Interest expense on credit facility (Note 6)	1,428,936
Total expenses	5,074,363
Net investment income	2,552,952
Realized and Unrealized Gain (Loss):
Net realized loss on:
Investments	(19,289,602)
Foreign currency and foreign currency transactions	(431,374)
Forward currency contracts	(1,292,273)
Net realized loss	(21,013,249)
Net change in unrealized appreciation (depreciation) on:
Investments	35,008,182
Written option contracts	25,940
Foreign currency translations	25,519
Forward currency contracts	(809,632)
Net change in unrealized appreciation (depreciation)	34,250,009
Net realized and unrealized gain	13,236,760
Net increase in net assets resulting from operations	$ 15,789,712

See Notes to Financial Statements.
2016 Annual Report11

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Statements of Changes in Net Assets

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$ 2,552,952	$ 3,436,227
Net realized loss on investments, foreign currency and foreign currency transactions, and forward currency contracts	(21,013,249)	(15,698,887)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward currency contracts and written option contracts	34,250,009	(68,817,464)
Net increase (decrease) in net assets resulting from operations	15,789,712	(81,080,124)
Distributions to Stockholders:
Net investment income	—	(2,686,970)
Return of capital	(19,324,456)	(14,622,077)
Total distributions	(19,324,456)	(17,309,047)
Capital Stock Transactions:
Proceeds from rights offering, net of offering costs	—	56,872,523
Net increase in net assets from capital stock transactions	—	56,872,523
Total decrease in net assets	(3,534,744)	(41,516,648)
Net Assets:
Beginning of year	195,882,778	237,399,426
End of year	$192,348,034	$195,882,778
Distributions in excess of net investment income	$ (1,479,950)	$ (3,430,106)
Share Transactions
Shares issued or sold as a result of rights offering (Note 7)	—	3,454,000

See Notes to Financial Statements.
12Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Statement of Cash Flows
For the Year Ended December 31, 2016

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$ 15,789,712
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of portfolio investments	(245,361,621)
Proceeds from disposition of portfolio investments	253,366,611
Return of capital distributions from portfolio investments	5,578,781
Decrease in cash on deposit with brokers for forward currency contracts	4,940,000
Increase in dividends receivable	(260,345)
Decrease in receivable for open forward currency contracts	809,632
Decrease in prepaid expenses	13,341
Increase in payable for credit facility interest	6,224
Net change in unrealized appreciation on written option contracts	(25,940)
Decrease in investment advisory fee payable	(19,724)
Decrease in administration fee payable	(2,959)
Increase in directors' fee payable	3,436
Decrease in accrued expenses	(17,059)
Net amortization on investments	3,016
Net change in unrealized appreciation on investments	(35,008,182)
Net realized loss on investments	19,289,602
Net cash provided by operating activities	19,104,525
Cash flows used for financing activities:
Net cash used for credit facility	(4,000,000)
Distributions paid to stockholders	(19,324,456)
Net cash used for financing activities	(23,324,456)
Net decrease in cash and foreign currency (a)	(4,219,931)
Cash and foreign currency at the beginning of year	4,690,983
Cash and foreign currency at the end of year	$ 471,052
Interest payments for the year ended December 31, 2016 totaled $1,422,712.
(a) Includes net change in unrealized appreciation (depreciation) on foreign currency of $25,518.

See Notes to Financial Statements.
2016 Annual Report13

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Financial Highlights

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Per Share Operating Performance:
Net asset value, beginning of year	$ 14.20	$ 22.95	$ 22.35	$ 21.39	$ 20.12
Net investment income[1]	0.18	0.28	0.38	0.69	0.65
Net realized and unrealized gain (loss) on investment transactions	0.96	(6.18)	2.28	3.71	2.02
Net increase (decrease) in net asset value resulting from operations	1.14	(5.90)	2.66	4.40	2.67
Distributions from net investment income	—	(0.22)	(1.16)	(1.40)	(0.48)
Distributions from net realized gains	—	—	(0.78)	(0.95)	(0.89)
Return of capital distributions	(1.40)	(1.18)	(0.12)	—	(0.03)
Total distributions paid	(1.40)	(1.40)	(2.06)	(2.35)	(1.40)
Dilution due to rights offering	—	(1.45) [3]	—	(1.09) [2]	—
Net asset value, end of year	$ 13.94	$ 14.20	$ 22.95	$ 22.35	$ 21.39
Market price, end of year	$ 12.83	$ 11.75	$ 20.89	$ 19.77	$ 20.15
Total Investment Return based on Net asset value#	8.35%	-33.26%	11.57%	15.79%	13.71%
Total Investment Return based on Market price†	22.45%	-38.62%	15.91%	9.76%	23.06%
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of year (000s)	$192,348	$195,883	$237,399	$231,188	$165,881
Operating expenses excluding interest expense	1.85%	1.85%	1.71%	1.69%	1.83%
Interest expense	0.73%	0.46%	0.32%	0.32%	0.42%
Total expenses	2.58%	2.31%	2.03%	2.01%	2.25%
Net investment income	1.30%	1.47%	1.51%	3.00%	3.12%
Portfolio turnover rate	93%	46%	19%	57%	76%
Credit facility, end of year (000s)	$ 78,000	$ 82,000	$ 90,000	$ 80,000	$ 53,000
Asset coverage per $1,000 unit of senior indebtedness[4]	$ 3,466	$ 3,389	$ 3,638	$ 3,890	$ 4,130

#	Total investment return based on net asset value (“NAV”) is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total investment return excludes the effects of sales charges or contingent deferred sales charges, if applicable.
†	Total investment return based on market price is the combination of changes in the New York Stock Exchange market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The actual reinvestment for the last dividend declared in the period may take place over several days as described in the Fund’s dividend reinvestment plan, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total investment return excludes the effect of broker commissions.
[1]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[2]	Effective as of the close of business on September 19, 2013, the Fund issued transferrable rights to its stockholders to subscribe for up to 2,590,000 shares of common stock at a rate of one share for every 3 rights held. The subscription price was initially set at 90% of the average closing price for the last 5 trading days of the offering period. However as the subscription price was less than 80% of the Net Asset Value ("NAV") of the Fund's common shares at the close of trading on the New York Stock Exchange ("NYSE") on the expiration date, the subscription price was 80% of the Fund's NAV at the close of trading on that day. The shares were subscribed at a price of $19.29 which was less than the October 18, 2013 NAV of $24.11 thus creating a dilutive effect on the NAV.
[3]	Effective as of the close of business on April 21, 2015, the Fund issued transferrable rights to its stockholders to subscribe for up to 3,454,000 shares of common stock at a rate of one share for every 3 rights held. The subscription price was initially set at 90% of the average closing price for the last 5 trading days of the offering period. However as the subscription price was less than 78% of the NAV of the Fund's common shares at the close of trading on the NYSE on the expiration date, the subscription price was 78% of the Fund's NAV at the close of trading on that day. The shares were subscribed at a price of $17.20 which was less than the May 22, 2015 NAV of $22.05 thus creating a dilutive effect on the NAV.
[4]	Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See Notes to Financial Statements.
14Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Notes to Financial Statements
December 31, 2016

1.Organization
Brookfield Global Listed Infrastructure Income Fund Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on June 8, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company, which invests primarily in publicly traded infrastructure companies. The Fund commenced operations on August 26, 2011.
Brookfield Investment Management Inc. (“BIM” or “Adviser”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.
The investment objective of the Fund is to provide a high level of total return, with an emphasis on income. The investment objective is not fundamental and may be changed by the Fund's Board of Directors (the “Board”) without stockholder approval, upon not less than 60 days prior written notice to stockholders. No assurance can be given that the Fund’s investment objective will be achieved.
2.Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08 and follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946 Financial Services-Investment Companies.
Valuation of Investments: The Board has adopted procedures for the valuation of the Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.
Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services may also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term debt securities with remaining maturities of sixty days or less are valued at amortized cost of discount or premium to maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent fair value.
2016 Annual Report15

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2016

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.
Securities for which market prices are not readily available or which cannot be valued using the sources described above will be valued using an internal proprietary fair value methodology. For any security warranting such fair value measurement, a memorandum, including the specific methodology and supporting information, will be provided to the Valuation Committee by a portfolio manager or analyst looking to fair value a particular security utilizing the internal proprietary fair value methodology. A portfolio manager or analyst shall use their best efforts to maximize the use of relevant observable inputs and minimize the use of unobservable inputs within their valuation technique. The Valuation Committee shall review the memorandum and supporting information provided by a portfolio manager or analyst and consider all relevant factors as it deems appropriate before approving the fair value recommendation.
The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.
The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.
The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.
The Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
16Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2016

Level 1 -	quoted prices in active markets for identical assets or liabilities
Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)
Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)
The Adviser’s valuation policy, as previously stated, establishes parameters for the sources and types of valuation analysis, as well as, the methodologies and inputs the Valuation Committee uses in determining fair value. If the Valuation Committee determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken.
Significant increases or decreases in any of the unobservable inputs in isolation may result in a lower or higher fair value measurement.
To assess the continuing appropriateness of security valuations, the Adviser (or its third party service provider, who is subject to oversight by the Adviser), regularly compares its prior day prices, prices on comparable securities and sale prices to the current day prices and challenges those prices that exceed certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.
The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.
The following table summarizes the Fund’s investments valuation inputs categorized in the disclosure hierarchy as of December 31, 2016:
Description:	Level 1	Level 2	Level 3	Total
Common Stocks:
Australia	$ —	$ 8,741,748	$ —	$ 8,741,748
Brazil	—	4,861,622	—	4,861,622
Canada	29,528,520	—	—	29,528,520
France	—	10,394,872	—	10,394,872
Germany	2,783,323	—	—	2,783,323
Italy	1,731,242	17,737,046	—	19,468,288
Mexico	1,341,673	—	—	1,341,673
New Zealand	—	4,948,220	—	4,948,220
Spain	—	13,830,350	—	13,830,350
Switzerland	—	8,468,533	—	8,468,533
United Kingdom	—	15,198,300	—	15,198,300
United States	141,307,984	—	213,452	141,521,436
Total Common Stocks	176,692,742	84,180,691	213,452	261,086,885
Convertible Preferred Stock:
United States	—	—	6,139,375	6,139,375
Corporate Bond:
Australia	—	2,172,026	—	2,172,026
Warrants:
United States	—	—	—	—
Total	$ 176,692,742	$ 86,352,717	$ 6,352,827	$ 269,398,286

2016 Annual Report17

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2016

Description:	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$ —	$ (102,720)	$ —	$ (102,720)
Total	$ —	$ (102,720)	$ —	$ (102,720)

* Other financial instruments include written option contracts.
For further information regarding security characteristics, see the Schedule of Investments.
The table below shows the significant unobservable valuation inputs that were used by the Adviser’s Valuation Committee to fair value these Level 3 investments as of December 31, 2016.
	Quantitative Information about Level 3 Fair Value Measurements
Asset Type	Value as of December 31, 2016	Valuation Technique	Unobservable Input	Amount or Range/ (Weighted Average)	Impact to Valuation from an Increase in Input(1)
Convertible Preferred Stock
Teekay Offshore Partners LP, Series D, 10.5%	$6,139,375	Acquisition cost	Acquisition cost	$25.00 ($25.00)	Increase
Common Stock
Teekay Offshore Partners LP	213,452	Discounted Cash Flow	Discount for lack of marketability	7.80% (7.80%)	Decrease
Total	$6,352,827

(1) The impact represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
Investments in Securities	Common Stock	Convertible Preferred Stock	Total
Balance at December 31, 2015	$ —	$ —	$ —
Accrued Discounts (Premiums)	—	—	—
Realized Gain (Loss)	—	—	—
Change in Unrealized Appreciation (Depreciation)	(28,315)	243,537	215,222
Purchases at Cost	—	6,137,605	6,137,605
Payment in kind	241,767	(241,767)	—
Balance at December 31, 2016	$213,452	$6,139,375	$6,352,827
Change in unrealized gains or losses relating to assets still held at reporting date	$ (28,315)	$ 243,537	$ 215,222
The fair value of the Fund’s credit facility, which qualifies as a financial instrument under FASB ASC Topic 820 Disclosures about Fair Values of Financial Instruments, approximates the carrying amounts presented in the Statement of Assets and Liabilities. As of December 31, 2016, this financial instrument is categorized as a Level 2 within the disclosure hierarchy.
Level 2 common stocks are fair valued using a factor as a result of market movements following the close of local trading. During the year ended December 31, 2016, there were no transfers between Levels. The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.
18Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2016

Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, on a daily basis, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date. Net realized gain/(loss) on the statement of operations also includes realized gain distributions recieved from Real Estate Investment Trusts (“REITs”). Distributions of net realized gains are recorded on the REIT's ex-dividend date.
Foreign Currency Transactions: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund isolates the portion of realized gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. The Fund does not isolate the portion of unrealized gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held.
Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.
Taxes: The Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.
GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof. As of December 31, 2016, the Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.
The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of December 31, 2016, open taxable years consisted of the taxable years ended December 31, 2014 through December 31, 2016. No examination of the Fund’s tax returns is currently in progress.
Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses which are attributable to the Fund and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Fund, based upon relative average net assets, evenly or a combination of average net assets and evenly.
Distributions: The Fund declares and pays dividends monthly from net investment income. To the extent these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays distributions at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution is provided after a payment is made from any source other than net investment income. Any such notice is provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.
2016 Annual Report19

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2016

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.
New Accounting Pronouncements: In August 2016, the FASB issued ASU 2016-15 Classification of Certain Cash Receipts and Cash Payments which amends ASC 230 Statement of Cash Flows to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.
In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.
3.Derivative Financial Instruments
Forward Currency Contracts
A forward currency contract (“forward contract”) is an agreement between two parties to buy or sell a currency at an agreed upon price for settlement at a future date. During the period the forward contract is in existence, changes in the value of the forward contract will fluctuate with changes in the currency exchange rates. The forward contract is marked to market daily and these changes are recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of a forward contract is realized on the settlement date.
The Fund invests in forward contracts to hedge against fluctuations in the value of foreign currencies caused by changes in the prevailing currency exchange rates. The use of forward contracts involves the risk that the counterparties may be unable to meet the terms of their contracts and may be negatively impacted from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
The Fund had a monthly average of 2 forward contracts open during the fiscal year ended December 31, 2016. As of December 31, 2016, there were no forward contracts outstanding.
Equity Option Contracts
When the Fund purchases a put or call option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current fair value of the option purchased, which is based on the last quoted sales price, or if no sale occurred, the last quoted bid price on the reporting date. Premiums paid for purchasing options that expire unexercised are treated by the Fund on the expiration date as realized losses from investments. The difference between the premium and the amount received on writing an option to effect a closing transaction, including brokerage commissions, is also treated as a realized loss or, if the premium is less than the amount received from the closing transaction, as a realized gain. If a call option is exercised, the premium is added to the cost of the purchase of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the proceeds of the securities sold by the Fund.
When the Fund writes a put or call option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written which is based on the last quoted price, or if no transaction occurred, the last quoted asked price on the reporting date. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase
20Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2016

transaction, including brokerage commissions, is also treated as a realized gain or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.
In the normal course of its business, the Fund buys and sells financial instruments, including equity options, subscription rights, forward currency contracts, and warrants. Generally, these financial instruments represent future commitments to purchase or sell other financial instruments at specific terms at future dates. The derivative financial instruments may be traded on an exchange or negotiated between contracting parties over-the-counter (or “OTC”).
The premium amount and the number of written option contracts during the year ended December 31, 2016 were as follows:
	Number of Contracts	Premium Amount
Outstanding at December 31, 2015	—	$ —
Options written	6,142	249,223
Options expired	—	—
Options exercised	(5,500)	(120,563)
Outstanding at December 31, 2016	642	$ 128,660
As of December 31, 2016, the following written option contracts were outstanding:
Call Options Written:
Contracts (100 sharesper contract)	Description	Exercise Price	Expiration Date	Premiums Received	Value at December 31, 2016	Unrealized Appreciation
642	Crown Castle International Corp.	$90.00	February 2017	$128,660	$102,720	$25,940
The monthly average notional value of written option contracts outstanding during the year ended December 31, 2016 was $1,332,923.
The following table sets forth the fair value of the Fund’s derivative instruments:
Derivatives	Statement of Assets and Liabilities	Value as of December 31, 2016
Option contracts	Written option contracts (liabilities)	$102,720
The following table sets forth the effect of derivative instruments on the Statement of Operations for the fiscal year ended December 31, 2016:
Derivatives	Location of Gains (Losses) on Derivatives Recognized in Income	Net Realized Loss	Net Change in Unrealized Appreciation (Depreciation)
Forward currency contracts	Forward currency contracts	$(1,292,273)	$(809,632)
Option contracts	Written option contracts	—	25,940
Total		$(1,292,273)	$(783,692)
2016 Annual Report21

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2016

Below is the gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement:
				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Liabilities:
Written option contracts	$102,720	$—	$102,720	$—	$102,720	$—
4.Investment Advisory Agreement and Transactions with Related Parties
The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser under which the Adviser is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. The Advisory Agreement provides that the Fund shall pay the Adviser a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Fund’s average daily net assets plus the amount of borrowing for investment purposes (“Managed Assets”). Pursuant to the Advisory Agreement, the Adviser may delegate any or all of its responsibilities to one or more investment sub-advisers, which may be affiliates of the Adviser, subject to the approval of the Board and stockholders of the Fund.
The Fund has entered into an Administration Agreement with the Adviser and the Adviser has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC (the “Sub-Administrator”). The Adviser and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Adviser a monthly fee at an annual rate of 0.15% of the Fund’s average daily Managed Assets. The Adviser is responsible for any fees due to the Sub-Administrator.
Certain officers and/or directors of the Fund are officers and/or employees of the Adviser.
5.Purchases and Sales of Investments
For the year ended December 31, 2016, purchases and sales of investments, excluding short-term securities, the credit facility and U.S. Government securities, were $244,896,267 and $251,603,598, respectively.
The Fund did not have any purchases or sales of U.S. Government securities for the year ended December 31, 2016.
6.Borrowings
Credit facility: The Fund has established a line of credit with BNP Paribas for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. The Fund pays interest in the amount of 0.70% plus the 3-month London Interbank Offered Rate on the amount outstanding and 0.70% on the line of credit that is unused. For the year ended December 31, 2016, the average interest rate paid on the line of credit was 1.19% of the average total line of credit amount available to the Fund.
22Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2016

Total line of credit amount available	$120,000,000
Line of credit outstanding at December 31, 2016	78,000,000
Line of credit amount unused at December 31, 2016	42,000,000
Average balance outstanding during the year	75,573,770
Interest expense incurred on line of credit during the year	1,428,936
7.Capital Stock
The Fund has 1,000,000,000 shares of $0.001 par value common stock authorized. Of the 13,799,240 shares outstanding at December 31, 2016 for the Fund, the Adviser owns 38,609 shares. The Fund’s Board is authorized to classify and reclassify any unissued shares of capital stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. The Board, without any action by the stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authority to issue.
The common shares have no preemptive, conversion, exchange or redemption rights. All shares of the Fund’s common stock have equal voting, dividend, distribution and liquidation rights. The common shares are fully paid and non-assessable. Common stockholders are entitled to one vote per share and all voting rights for the election of directors are non-cumulative.
The Board approved a share repurchase plan. Under the current share repurchase plan, the Fund may purchase in the open market up to 10% of its outstanding common shares as of December 31, 2016. The current share repurchase plan will remain in effect between December 5, 2016 and December 5, 2017. The amount and timing of the repurchases will be at the discretion of the Fund’s management, subject to market conditions and investment considerations. There is no assurance that the Fund will purchase shares at any particular discount level or in any particular amounts. The Board authorized the share repurchase program as a result of its review of the options available to enhance stockholder value and reduce any potential discount between the market price of the Fund's shares and the net asset value per share.
The Fund issued to its stockholders of record as of the close of business on April 21, 2015, transferrable rights to subscribe for up to an aggregate of 3,454,000 shares of common stock of the Fund at a rate of one share of common stock for 3 rights held. The issue was fully subscribed at the subscription price of $17.20. Total offering costs were $390,186. Additionally, $2,146,091 of brokerage and dealer-management commissions were charged directly against the proceeds of the rights offering. The Fund increased its capital by $56,872,523.
8.Federal Income Tax Information
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
The tax character of the distributions paid for the years ended were as follows:
	December 31, 2016	December 31, 2015
Ordinary income (including short-term capital gains)	$ —	$ 2,686,970
Return of capital	19,324,456	14,622,077
Total	$19,324,456	$17,309,047
2016 Annual Report23

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2016

At December 31, 2016, the Fund’s most recently completed tax year-end, the components of distributable earnings on a tax basis were as follows:
Capital loss carryforward(1)	$(34,108,798)
Other accumulated losses	(1,469,833)
Post-October loss	(7,233)
Tax basis unrealized appreciation on investments	16,396,155
Total tax basis accumulated losses	$(19,189,709)

(1) To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.
As of December 31, 2016, the Fund's capital loss carryforwards were $21,172,192 from short-term capital gains and $12,936,606 from long-term capital gains which will not expire.
Federal Income Tax Basis: The federal income tax basis of the Fund's investments, not including foreign currency translations and written option contracts, at December 31, 2016 was as follows:
Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$253,002,131	$27,907,205	$(11,511,050)	$16,396,155
Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for wash sales and return of capital. Permanent book and tax differences, if any, relating to stockholder distributions will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or net asset value per share.
Additional paid-in capital	Distributions in excess of net investment income	Accumulated net realized loss
$(3,981,377)	$(602,796)	$4,584,173
9.Indemnification
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.
10.Subsequent Events
GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.
Dividends: The Fund’s Board declared the following monthly dividends:
24Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2016

Dividend Per Share	Record Date	Payable Date
$0.1167	January 19, 2017	January 26, 2017
$0.1167	February 16, 2017	February 23, 2017
As of February 3, 2017, the total line of credit amount available was reduced from $120,000,000 to $82,000,000.
Management has evaluated subsequent events in the preparation of the Fund’s financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements.
2016 Annual Report25

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Report of Independent Registered Public Accounting Firm
December 31, 2016

To the Stockholders and Board of Directors of
Brookfield Global Listed Infrastructure Income Fund Inc.
We have audited the accompanying statement of assets and liabilities of Brookfield Global Listed Infrastructure Income Fund Inc. (the “Fund”), including the schedule of investments, as of December 31, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, agent banks, and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Brookfield Global Listed Infrastructure Income Fund Inc. as of December 31, 2016, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.
DELOITTE & TOUCHE LLP
Chicago, Illinois
February 24, 2017
26Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Tax Information (Unaudited)
December 31, 2016

The Fund is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund’s year end (December 31, 2016) as to the federal tax status of distributions received by stockholders during such year. Accordingly, we are advising you that 100.00% of the distributions paid from net investment income for the Fund was reclassified as return of capital and is reflected as such in the Fund’s Statements of Changes in Net Assets and Financial Highlights.
For the year ended December 31, 2016, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00%.
For corporate stockholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended December 31, 2016 was 0.00%.
The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) was 0.00%.
2016 Annual Report27

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Compliance Certification (Unaudited)
December 31, 2016

On May 19, 2016, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.
28Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Information Concerning Directors and Officers (Unaudited)

The following tables provide information concerning the directors and officers of the Fund.
Directors of the Fund
Name, Address and Year of Birth	Position(s) Held with Funds	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex
Independent Director Class I Director to serve until 2018 Annual Meeting of Stockholders:
Heather Goldman c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1967	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2013	Director/Trustee of several investment companies advised by the Adviser (2013-Present); Global Head of Marketing and Business Development of the Adviser (2011-2013); Managing Partner of Brookfield Financial (2009-2011); Director and Board Chair of University Settlement House (2003-2013); Member of the Honorary Board of University Settlement House (2014-Present); Co-Founder & Co-CEO of Capstak, Inc. (2014-Present); Chairman of Capstak, Inc. (2016-Present).	7
Independent Directors Class II Directors to serve until 2019 Annual Meeting of Stockholders:
Edward A. Kuczmarski c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1949	Director, Chairman of the Board, Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Served Since 2011	Director/Trustee of several investment companies advised by the Adviser (2011-Present); Certified Public Accountant and Retired Partner of Crowe Horwath LLP (1980-2013); Trustee of the Empire Builder Tax Free Bond Fund (1984-2013); Director of ISI Funds (2007-2015); Trustee of the Daily Income Fund (2006-2015), Director of the California Daily Tax Free Income Fund, Inc. (2006-2015); Trustee of the Stralem Funds (2014-2016).	7
Stuart A. McFarland c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1947	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2013	Director/Trustee of several investment companies advised by the Adviser (2006-Present); Director of United Guaranty Corporation (2011-2016); Director of Brandywine Funds (2003-2013); Director of Drive Shack Inc. (formerly, Newcastle Investment Corp.) (2000-Present); Managing Partner of Federal City Capital Advisors (1997-Present); Director of New America High Income Fund (2013-Present); Director of New Senior Investment Group, Inc. (2014-Present).	7
Independent Director Class III Director to serve until 2017 Annual Meeting of Stockholders:
Louis P. Salvatore c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1946	Director, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2011	Director/Trustee of several investment companies advised by the Adviser (2005-Present); Director of SP Fiber Technologies, Inc. (2012-2015); Director of Gramercy Property Trust (2012-Present); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (2004-2011); Employee of Arthur Andersen LLP (2002-Present).	7
2016 Annual Report29

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Information Concerning Directors and Officers (Unaudited) (continued)

Directors of the Fund  (continued)
Name, Address and Year of Birth	Position(s) Held with Funds	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex
Interested Director Class III Director to serve until 2017 Annual Meeting of Stockholders:
Jonathan C. Tyras c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1968	Director Served Since 2014	Managing Director and Chief Financial Officer of the Adviser (2010-Present); General Counsel and Secretary of the Adviser (2006-Present); Director/Trustee of several investment companies advised by the Adviser (2012-Present); Secretary of several investment companies advised by the Adviser (2006-2014); Vice President of Brookfield Investment Funds (2011-2014); Chief Financial Officer of Brookfield Investment Management (UK) Limited (2011-Present); Director of Brookfield Investment Management (UK) Limited (2013-Present); Chief Financial Officer of Brookfield Investment Management (Canada) Inc. (2011-Present); Director of Brookfield Investment Management (Canada) Inc. (2015-Present); Chief Executive Officer of Brookfield Investment Management (US) LLC (2011-Present); Managing Director of AMP Capital Brookfield Pty Limited (2011-2012); Chairman of Brookfield Soundvest Capital Management (2015-Present).	7
30Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Information Concerning Directors and Officers (Unaudited) (continued)

Officers of the Fund
Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian F. Hurley* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1977	President	Since 2014	President of several investment companies advised by the Adviser (2014-Present); Managing Director (2014-Present) and Assistant General Counsel (2010-Present) of the Adviser; Director of the Adviser (2010-2014); Secretary of Brookfield Investment Funds (2011-2014); Director of Brookfield Soundvest Capital Management (2015-Present).
Angela W. Ghantous* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1975	Treasurer	Since 2012	Treasurer of several investment companies advised by the Adviser (2012-Present); Director of the Adviser (2012-Present); Vice President of the Adviser (2009-2012).
Alexis I. Rieger* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1980	Secretary	Since 2014	Secretary of several investment companies advised by the Adviser (2014-Present); Vice President and Associate General Counsel of the Adviser (2011-Present).
Seth Gelman* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1975	Chief Compliance Officer (“CCO”)	Since 2011	CCO of several investment companies advised by the Adviser (2009-Present); CCO of the Adviser (2009-Present).

* Interested person as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) because of affiliations with Brookfield Investment Management Inc., Adviser of the Fund.
The Fund’s Statement of Additional Information includes additional information about the directors, and is available, without charge, upon request by calling 1-855-777-8001.
2016 Annual Report31

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Dividend Reinvestment Plan (Unaudited)

A Dividend Reinvestment Plan (the “Plan”) is available to stockholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in additional Fund shares. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the stockholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund’s Custodian, as Dividend Disbursing Agent.
The Plan Agent serves as agent for the stockholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than the net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If the net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund’s shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.
Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.
There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.
The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.
A brochure describing the Plan is available from the Plan Agent, by calling 1-800-937-5449.
If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Stockholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such stockholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.
32Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Joint Notice of Privacy Policy (Unaudited)

Brookfield Investment Management Inc. (“BIM”), on its own behalf and on behalf of the funds managed by BIM and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.
If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.
WHAT INFORMATION DO WE COLLECT?
We collect the following Personal Information about you:
•	Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.
•	Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.
•	Information we may receive from our due diligence, such as your creditworthiness and your credit history.
WHAT IS OUR PRIVACY POLICY?
We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;
•	Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);
•	Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);
•	Other organizations, with your consent or as directed by you; and
•	Other organizations, as permitted or required by law (e.g. for fraud protection)
When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.
HOW DO WE PROTECT CLIENT INFORMATION?
We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.
CONTACT INFORMATION
For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.
2016 Annual Report33

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Corporate Information

Investment Adviser and Administrator
Brookfield Investment Management Inc.
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
www.brookfieldim.com
Please direct your inquiries to:
Investor Relations
Phone: 1-855-777-8001
E-mail: funds@brookfield.com
Transfer Agent
Stockholder inquiries relating to distributions, address changes and stockholder account information should be directed to the Fund’s transfer agent:
American Stock Transfer & Trust Company
6201 15th Avenue
Brooklyn, New York 11219
1-800-937-5449
Fund Accounting Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Sub-Administrator
U.S. Bancorp Fund Services, LLC
1201 South Alma School Road, Suite 3000
Mesa, Arizona 85210
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606
Legal Counsel
Paul Hastings LLP
200 Park Avenue
New York, New York 10166
Custodian
U.S. Bank National Association
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q are available on the SEC’s website at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
You may obtain a description of the Fund’s proxy voting policies and procedures, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC’s website at www.sec.gov.

Brookfield Investment Management Inc.
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
1-855-777-8001
www.brookfieldim.com

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant had adopted a Code of Ethics for Principal Executive and Principal Financial Officers (the “Code”). There were no amendments to or waivers from the Code during the period covered by this report. A copy of the Registrant’s Code will be provided upon request to any person without charge by contacting Investor Relations at (855) 777-8001 or by writing to Secretary, Brookfield Global Listed Infrastructure Income Fund Inc., Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281-1023.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that three members serving on the Registrant’s audit committee are audit committee financial experts. Their names are Stuart A. McFarland, Edward A. Kuczmarski, Louis P. Salvatore. Messrs. McFarland, Kuczmarski and Salvatore are each independent.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate fees billed by the Fund’s independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte”), to the Fund for the Fund’s two most recent fiscal years for professional services rendered for the audit of the Registrant’s annual financial statements and the review of financial statements that are included in the Registrant’s annual and semi-annual reports to shareholders (“Audit Fees”) were $41,500 and $41,500 for the fiscal years ended December 31, 2016 and December 31, 2015, respectively.

(b)	Audit-Related Fees

There were no fees billed by Deloitte to the Fund in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Fund’s two most recent fiscal years, there were no Audit-Related Fees billed by Deloitte for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c)	Tax Fees

For the fiscal years ended December 31, 2016 and December 31, 2015, Deloitte billed the Registrant aggregate fees of $9,600 and $9,400, respectively. Each bill is for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the review of the Registrant’s income tax returns and tax distribution requirements.

For the Fund’s two most recent fiscal years, Tax Fees billed by Deloitte for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Fund were $0 for the fiscal year ended December 31, 2016 and $0 for the fiscal year ended December 31, 2015, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in Deloitte’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

There were no other fees billed by Deloitte to the Fund for all other non-audit services (“Other Fees”) for the fiscal years ended December 31, 2016 and December 31, 2015. During the same period, there were no Other Fees billed by Deloitte for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Fund.

(e) (1) According to policies adopted by the Audit Committee, services provided by Deloitte to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that Deloitte may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by Deloitte to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval.

(e) (2) None.

(f) Not applicable.

(g) The aggregate fees billed by Deloitte for the fiscal years ended December 31, 2016 and December 31, 2015, for non-audit services rendered to the Fund and Fund Service Providers were $239,600 and $297,558, respectively. For the fiscal year ended December 31, 2016, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $230,000 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Fund. For the fiscal year ended December 31, 2015, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $288,158 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Fund.

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees the fiscal years ended December 31, 2016 and December 31, 2015 were $230,000 and $288,158, respectively, were billed by Deloitte to Brookfield Investment Management Inc. (the “Adviser”)

(h) The Fund’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5. Audit Committee of Listed Registrant.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Registrant’s Audit Committee members include Stuart A. McFarland, Edward A. Kuczmarski, Louis P. Salvatore and Heather S. Goldman.

Item 6. Investments.

Schedule of Investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

BROOKFIELD INVESTMENT MANAGEMENT INC.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES

May 2012

The Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”) set forth the proxy voting policies, procedures and guidelines to be followed by Brookfield Investment Management Inc. and its subsidiaries and affiliates (collectively, “BIM”) in voting portfolio proxies relating to securities that are held in the portfolios of the investment companies or other clients (“Clients”) for which BIM has been delegated such proxy voting authority.

A.   Proxy Voting Committee

BIM’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that BIM meets its regulatory and corporate governance obligations in voting of portfolio proxies.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures, including any deviations by the proxy voting agent from the proxy voting guidelines (“Guidelines”).

B.   Administration and Voting of Portfolio Proxies

1.   Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote on portfolio proxies, BIM owes a fiduciary duty to its Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of its Clients. In this regard, BIM seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, BIM generally votes portfolio proxies in a uniform manner for its Clients and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, BIM generally view proxy voting as a way to enhance the value of the company’s stock held by the Clients. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, BIM’s primary consideration is the economic interests of its Clients.

2.   Proxy Voting Agent

BIM may retain an independent third party proxy voting agent to assist BIM in its proxy voting responsibilities in accordance with these Policies and Procedures and in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, BIM may consider the proxy voting agent’s research and analysis as part of BIM’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. BIM bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by BIM, the proxy voting agent, when retained, will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist BIM in maintaining records of BIM’s portfolio proxy votes, including the appropriate records necessary for registered investment companies to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the Securities and Exchange Commission (“SEC”).

3.   Material Conflicts of Interest

BIM votes portfolio proxies without regard to any other business relationship between BIM and the company to which the portfolio proxy relates. To this end, BIM must identify material conflicts of interest that may arise between a Client and BIM, such as the following relationships:

•

BIM provides significant investment advisory or other services to a portfolio company or its affiliates (the “Company”) whose management is soliciting proxies or BIM is seeking to provide such services;

•	BIM serves as an investment adviser to the pension or other investment account of the Company or BIM is seeking to serve in that capacity; or
•	BIM and the Company have a lending or other financial-related relationship.

In each of these situations, voting against the Company management’s recommendation may cause BIM a loss of revenue or other benefit.

BIM generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes. To further minimize possible conflicts of interest, BIM and the Committee employ the following procedures, as long as BIM determines that the course of action is consistent with the best interests of the Clients:

•

If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, BIM will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to BIM on how to vote on the matter (i.e., case-by-case); or

•

If the previous procedure does not provide an appropriate voting recommendation, BIM may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct BIM to abstain from voting because voting on the particular proposal is impracticable and/or is outweighed by the cost of voting.

4.   Certain Foreign Securities

Portfolio proxies relating to foreign securities held by Clients are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact to the security, such as “share-blocking.” If BIM votes on the portfolio proxy, share-blocking may prevent BIM from selling the shares of the foreign security for a period of time. In determining whether to vote portfolio proxies subject to such restrictions, BIM, in consultation with the Committee, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If BIM votes on a portfolio proxy and during the “share-blocking period,” BIM would like to sell the affected foreign security, BIM, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

C.   Fund Board Reporting and Recordkeeping

BIM will prepare periodic reports for submission to the Boards of Directors of its affiliated funds (the “Funds”) describing:

•

any issues arising under these Policies and Procedures since the last report to the Funds’ Boards of Directors/Trustees and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

•

any proxy votes taken by BIM on behalf of the Funds since the last report to such Funds’ Boards of Directors/Trustees that deviated from these Policies and Procedures, with reasons for any such deviations.

In addition, no less frequently than annually, BIM will provide the Boards of Directors/Trustees of the Funds with a written report of any recommended changes based upon BIM’s experience under these Policies and Procedures, evolving industry practices and developments in the applicable laws or regulations.

BIM will maintain all records that are required under, and in accordance with, all applicable regulations, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

•	these Policies and Procedures, as amended from time to time;
•	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX, as applicable;
•	records of written client requests for proxy voting information and any written responses of BIM to such requests; and
•	any written materials prepared by BIM that were material to making a decision in how to vote, or that memorialized the basis for the decision.

D.   Amendments to these Procedures

The Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Board of Directors of BIM and to the Boards of Directors of the Funds for review and approval.

E.   Proxy Voting Guidelines

Guidelines are available upon request.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Craig Noble, CFA – CEO, Chief Investment Officer and Portfolio Manager

Mr. Noble is the CEO and Chief Investment Officer of the Adviser as well as a Portfolio Manager for the Adviser’s global infrastructure securities business. Based in Chicago, Mr. Noble oversees all aspects of portfolio management and business development related to the Adviser’s public equity and credit securities investment strategies. Mr. Noble has been a Portfolio Manager for the Adviser’s global infrastructure securities platform since its inception in 2008. Mr. Noble has over 16 years of investment experience and has held multiple positions within Brookfield over the last 10 years, including significant roles within capital markets activities and infrastructure investment. Mr. Noble previously spent five years with the Bank of Montreal, focused on credit analysis, corporate lending and corporate finance. Mr. Noble holds the Chartered Financial Analyst designation. He earned a Master of Business Administration degree from York University’s Schulich School of Business and a Bachelor of Commerce degree from Mount Allison University.

Andrew Alexander – Vice President, Portfolio Manager

Mr. Alexander has 13 years of experience and is a Vice President on the global infrastructure team. He is responsible for covering Energy Infrastructure as well as infrastructure securities focusing on the Water and Transportation sectors in Europe and Australia/New Zealand. Prior to joining the firm in 2008, Andrew was with SNL Financial where he specialized in the Energy sector, which encompassed power, natural gas and coal, and he launched a full analysis of Master Limited Partnerships. Andrew earned a Masters in Corporate Finance degree from the SDA Bocconi School of Management in Milan, Italy and a Bachelor of Arts degree from the University of Virginia.

Leonardo Anguiano – Portfolio Manager

Mr. Anguiano has 19 years of experience and is a Portfolio Manager on the global infrastructure team. He also is responsible for covering European infrastructure securities focusing on the Water, Transportation and Energy Infrastructure sectors. His past experience includes both direct and listed infrastructure investing and he has spent the majority of his career in London. Prior to joining the firm in 2015, Leonardo worked for Santander in Madrid where he was in specialty sales covering infrastructure and utilities. Prior to Santander, Leonardo worked at Arcus Infrastructure Partners and Babcock & Brown focusing on direct infrastructure investing. Leonardo started his career at JP Morgan Cazenove on the sell side. He earned a Master of Philosophy degree from Cambridge University and a Bachelor of Science degree from the London School of Economics.

Management of Other Accounts

Mr. Noble manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Noble as of January 31, 2017 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed as of January 31, 2017	Total Assets in USD Millions as of January 31, 2017	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Craig Noble, CFA	Registered Investment Company	5	$2,590,006,870	0	$0
	Other Pooled Investment Vehicles	11	$1,694,009,375	3	$301,501,846
	Other Accounts	13	$948,720,686	0	$0

Mr. Alexander manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Alexander as of January 31, 2017 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed as of January 31, 2017	Total Assets in USD Millions as of January 31, 2017	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Andrew Alexander	Registered Investment Company	1	$629,309,004	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Mr. Anguiano manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Anguiano as of January 31, 2017 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed as of January 31, 2017	Total Assets in USD Millions as of January 31, 2017	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Leonardo Anguiano	Registered Investment Company	5	$2,069,627,325	0	$0
	Other Pooled Investment Vehicles	8	$724,903,290	2	$167,343,635
	Other Accounts	13	$948,720,686	0	$0

Share Ownership

The following table indicates the dollar range of securities of the Registrant owned by the Registrant’s portfolio managers as of January 31, 2017.

Dollar Range of Securities Owned
Craig Noble, CFA	$10,001 - $50,000
Andrew Alexander	$0
Leonardo Anguiano	$0

Portfolio Manager Material Conflict of Interest

Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers of the Registrant.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as the case may be if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

The Adviser and the Registrant have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and the individuals that it employs. For example, the Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is, however, no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may appear.

Portfolio Manager Compensation

The Registrant’s portfolio manager is compensated by the Adviser. The compensation structure of the Adviser’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) if applicable, long-term stock-based compensation consisting generally of restricted stock units of the Adviser’s indirect parent company, Brookfield Asset Management, Inc. The portfolio managers also receive certain retirement, insurance and other benefits that are broadly available to all of the Adviser’s employees. Compensation of the portfolio managers is reviewed on an annual basis by senior management.

The Adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and versus appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their subordinates and the teamwork displayed in working with other members of the firm. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for the Adviser’s portfolio managers varies in line with the portfolio manager’s seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the Adviser and supervising various departments) will include consideration of the scope of such responsibilities and the portfolio manager’s performance in meeting them. The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Adviser and its indirect parent. While the salaries of the Adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in the portfolio manager’s performance and other factors as described herein.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedure by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)        The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b)        As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)     None.

    (2)     A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

    (3)     None.

(b)         A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date: March 3, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date: March 3, 2017

By:	/s/ Angela W. Ghantous
Angela W. Ghantous
Treasurer and Principal Financial Officer

Date: March 3, 2017